UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2023

SCOTT'S LIQUID GOLD-INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 E. Crescent Parkway Suite 450
Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 373-4860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 3, 2023, the audit committee (the “Audit Committee”) of the Board of Directors of Scott’s Liquid Gold-Inc. (the “Company”) received notice from Plante & Moran, PLLC (“Plante Moran”), the Company’s independent registered public accounting firm, regarding Plante Moran’s decision to not stand for re-election as the Company’s independent registered public accounting firm.

Notwithstanding the foregoing, Plante Moran continued to provide services through the completion of its review of the Company’s consolidated financial statements for the three and nine months ended September 30, 2023. Effective with the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 with the Securities and Exchange Commission (the “Commission”) on November 7, 2023, Plante Moran resigned as the Company’s independent registered public accounting firm.

The reports of Plante Moran on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Plante Moran’s report for the year ended December 31, 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

Additionally, during the years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Plante Moran, would have caused Plante Moran to make reference to the subject matter of the disagreements in connection with its reports for such fiscal years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the material weakness in the Company's internal controls over financial reporting as disclosed in Part I, Item 4 of the Company's Quarterly Report on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023 resulting from our finance department not being able to process and account for complex, non-routine transactions in accordance with GAAP; and June 30, 2022 and September 30, 2022 related to the operating effectiveness of the review of the impairment assessment of goodwill prepared by a third-party firm.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Plante Moran with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested Plante Moran furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 8, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

16.1	Letter from Plante & Moran, PLLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT'S LIQUID GOLD-INC.

Date:	November 8, 2023	By:	/s/ David M. Arndt
David M. Arndt Chief Financial Officer